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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): OCTOBER 29, 1997
                                                  ----------------

                                HOMECORP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

  DELAWARE                       0-18284                        36-3680814
---------------          ------------------------             --------------
(State or other          (Commission File Number)              (IRS Employer
jurisdiction of                                               Identification
 incorporation)                                                     No.)

1107 EAST STATE STREET, ROCKFORD, ILLINOIS              61104-2259
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (815) 987-2200
                                                   --------------

                                      N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)


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        Forward-Looking Statements
        --------------------------

        Statements contained in Exhibit 99 that are not historical facts may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Further, such statements are subject to important factors that could cause actual results to differ materially from those in Exhibit 99, including the following: regional and national economic conditions; changes in levels of market interest rates; credit risks of real estate, consumer and other lending activities; regulatory factors (including regulatory approval of the acquisition); and the ability to achieve synergies in the acquisition.

Item 5.         Other Events
                ------------

        On October 29, 1997, HomeCorp, Inc., a Delaware corporation (the "Company"), issued a press release announcing the execution of an Agreement and Plan of Merger dated October 29, 1997 by and among Mercantile Bancorporation Inc., a Missouri corporation ("MBI"), Ameribanc, Inc., a Missouri corporation ("ABI") and the Company (the "Merger Agreement"). The Merger Agreement provides for the merger of the Company with and into ABI, a wholly owned subsidiary of MBI, with ABI as the surviving corporation (the "Merger"). After the Merger, HomeBanc, a Federal Savings Bank, will merge with and into Mercantile Bank of Northern Illinois.

        Under the Merger Agreement, holders of Company common stock will receive
0.4968 of a share of MBI common stock in exchange for each share of Company common stock held.

        Consummation of the Merger is subject to various conditions, including:
(1) receipt of approval by the Company stockholders; (2) receipt of requisite regulatory approvals; (3) receipt by each of the Company and MBI of an opinion of counsel as to the tax treatment of certain aspects of the Merger; (4) receipt by MBI of a letter of its independent auditor opining that the Merger will qualify for pooling-of-interests accounting treatment; and (5) satisfaction of certain other conditions.

        In connection with the Merger Agreement, the Company and MBI entered into a Stock Option Agreement, dated October 29, 1997 (the "Stock Option Agreement"), pursuant to which the Company granted to MBI an option (the "Option") to purchase, under certain circumstances, up to 424,720 shares of Company common stock at a price, subject to certain adjustments, of $19.75 per share. The Stock Option Agreement provides that in no event may the number of shares for which the Option is exercisable exceed 19.9% of the issued and outstanding shares of Company common stock. The Option was granted by the Company as a condition and inducement to MBI to enter into the Merger Agreement.

        The Merger Agreement, the Stock Option Agreement and the press release issued on October 29, 1997 announcing the Merger are filed as exhibits hereto and are incorporated by reference herein. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 7.         Financial Statements and Exhibits
                ---------------------------------

        (c) Exhibits

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2.1     Agreement and Plan of Merger, dated as of October 29, 1997, by and among
        Mercantile Bancorporation Inc., Ameribanc, Inc. and HomeCorp, Inc.

2.2 Stock Option Agreement, dated as of October 29, 1997, by and between Mercantile Bancorporation Inc. and HomeCorp, Inc.

99 Press release, dated October 29, 1997, of Mercantile Bancorporation Inc. and HomeCorp, Inc.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOMECORP, INC.

Date: November 10, 1997                 By: /s/ C. STEVEN SJOGREN
                                           -----------------------------
                                           C. Steven Sjogren
                                           President and Chief Executive
                                            Officer





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                                HOMECORP, INC.

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------

  2.1 Agreement and Plan of Merger, dated as of October 29, 1997, by and among Mercantile Bancorporation Inc., Ameribanc, Inc. and HomeCorp, Inc.

  2.2 Stock Option Agreement, dated as of October 29, 1997, by and between Mercantile Bancorporation Inc. and HomeCorp, Inc.

 99 Press release, dated October 29, 1997, of Mercantile Bancorporation Inc. and HomeCorp, Inc.

                                       5